UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                     --------------------------------------

                                    FORM 8-K


                           CURRENT REPORT PURSUANT TO
           SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)        August 27, 2001
                                                --------------------------------


                      Krupp Realty Limited Partnership-VII
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Massachusetts                            0-14377                04-2842924
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(State or other jurisdiction of  (Commission file number)  (IRS employer
incorporation or organization                               identification no.)


One Beacon Street, Boston, Massachusetts                           02108
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(Address of principal executive offices)                         (Zip code)


                                 (617) 523-7722
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              (Registrant's telephone number, including area code)

Item 5. Other Events

        Contract signed on Windsor Apartments
        -------------------------------------

     On August 27, 2001, Windsor Partners Limited Partnership, an entity owned by Krupp Realty Limited Partnership - VII (the "Partnership"), entered into a Purchase and Sale Agreement to sell its interest in Windsor Apartments, a 300-unit multi-family apartment community located in Garland, Texas, to Alexon Ventures LLC (the "Buyer"), as amended by a Master Amendment to Purchase and Sale Agreements dated September 28, 2001, as further amended by a Second Master Amendment to Purchase and Sale Agreements dated October 5, 2001 for approximately $12,316,000, less the repayment of the existing mortgage and closing costs. The Buyer is not an affiliate of either the Partnership or its general partners.

     On October 22, 2001, the inspection period related to the sale of Windsor expired and the general partners now believe it is more likely than not that the sale of the property will occur. Although there can be no assurance, the sale is expected to be consummated on or about November 15, 2001.

     Windsor is the last remaining property owned by the Partnership and, in accordance with the partnership agreement, upon the occurrence of the sale, the Partnership will be dissolved and its assets subsequently distributed.

     If the sale occurs, the Partnership expects to make one or more liquidating distributions totaling not less than $280 per investor limited partnership unit.




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


Item 7.       Financial Statements, Pro forma Financial Information and Exhibits

(a)  Financial Statements of Business Acquired

              Not applicable

(b)  Pro Forma Financial Information

              Not applicable

(c)  Exhibits

Exhibit 99.1 Purchase  and Sale  Agreement  dated August 27, 2001 by and between
             Windsor Partners Limited Partnership and Alexon Ventures, LLC.

Exhibit 99.2 Master Amendment to Purchase and  Sale Agreements  dated  September
             28, 2001 by  and  between  Pavillion  Partners,   Ltd,  Tanglewood
             Associates Limited Partnership and Windsor Partners Limited Partnership and The Laramar Group, L.L.C. (formerly known as Alexon Ventures, LLC)

Exhibit 99.3 Second Master  Amendment  to  Purchase  and Sale  Agreements  dated
             October 5, 2001 by and between Pavillion Partners, Ltd, Tanglewood Associates Limited Partnership and Windsor Partners Limited Partnership and The Laramar Group, L.L.C.(formerly known as Alexon Ventures, LLC)

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  Krupp Realty Limited Partnership-VII
                            ----------------------------------------------------
                                               (Registrant)

                            BY: /s/ David C. Quade
                               -------------------------------------------------
                               David C. Quade
                               Treasurer (Principal Financial and Accounting Officer) of The Krupp Corporation, a General Partner


October 26, 2001

                                  EXHIBIT INDEX


Exhibit No.                         Description

99.1 Purchase and Sale Agreement dated August 27, 2001 by and between Windsor Partners Limited Partnership and Alexon Ventures, LLC.

99.2 Master Amendment to Purchase and Sale Agreements dated September 28, 2001 by and between Pavillion Partners, Ltd, Tanglewood Associates Limited Partnership and Windsor Partners Limited Partnership and The Laramar Group, L.L.C. (formerly known as Alexon Ventures, LLC)

99.3 Second Master Amendment to Purchase and Sale Agreements dated October 5, 2001 by and between Pavillion Partners, Ltd, Tanglewood Associates Limited Partnership and Windsor Partners Limited Partnership and The Laramar Group, L.L.C. (formerly known as Alexon Ventures, LLC)